Exhibit 23
                                                                      ----------


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.'s 333-09717, 333-91131, 333-48816, 333-48818 and 333-73452 of Union Acceptance
Corporation on Form S-8 of our report dated January 18, 2002, appearing in the Annual Report on Form 10-K of Union Acceptance Corporation for the six month period ended December 31, 2001.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Indianapolis, Indiana
March 26, 2002